                                                                 Exhibit 10.1(b)



                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

         FIRST AMENDMENT dated as of October 18, 2001 (this "AMENDMENT") to the LOAN AND SECURITY AGREEMENT dated as of September 26, 2001 (the "LOAN AGREEMENT"), by and among DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation, as debtor and debtor-in-possession (the "PARENT"), certain of the Subsidiaries of the Parent identified on the signature pages hereof as borrowers (together with the Parent, each a "BORROWER" and collectively the "BORROWERS"), FOOTHILL CAPITAL CORPORATION, a California corporation ("FOOTHILL"), as agent for the Lenders referred to below (in such capacity, the "AGENT"), the lenders listed on Schedule I hereto under the captions "Continuing Lender" (the "CONTINUING LENDER") and "Additional Lenders" (the "ADDITIONAL LENDERS" and together with the Continuing Lender, each a "LENDER" and collectively the "LENDERS").

         WHEREAS, the Borrowers, the Continuing Lender and the Agent desire to
(i) add the Additional Lenders as a party to the Loan Agreement and (ii) amend certain other terms and conditions of the Loan Agreement hereafter set forth. In addition, (A) the Continuing Lender wishes to assign a portion of its interests in the Term Loan outstanding under the Loan Agreement to the Additional Lenders and the Additional Lenders wish to accept such assignment and (B) the Lenders wish to allocate their respective shares of the Revolver Commitments under the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. CAPITALIZED TERMS. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

         2. DEFINITIONS. (a) The definition of the term "Agreed Administrative Expense Priorities" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting clause "FIRST" of such definition and inserting a new clause "FIRST" therein to read as follows:

             "FIRST", (i) amounts payable pursuant to 28 U.S.C. Section 1930(a)(6) and any fees payable to the Clerk of the Bankruptcy Court and
     (ii) allowed commissions of a trustee in a superseding chapter 7 case and allowed fees and expenses of attorneys, accountants and other professionals retained in the Chapter 11 Cases pursuant to Section 327 and 1103 of the Bankruptcy Code, and a trustee in a superseding chapter 7 case, but the amount entitled to priority under clause (ii) of this clause first shall not exceed (A) prior to the Revolver Facility Effective Date, $750,000 outstanding in the aggregate at any time and (B) after the Revolver Facility Effective Date, $2,050,000 outstanding in the aggregate at any time (in each case inclusive of any holdbacks required by the Bankruptcy Court) (the "Permitted Professional Expenses Amount"); PROVIDED, HOWEVER, that (x) the aggregate amount of Carve-Out Expenses relating to a trustee in a superseding chapter 7 case and such trustee's professionals shall not exceed $100,000, (y) after the occurrence and during the continuance of an Event of Default hereunder or a default under the Interim Financing Order or the Final Financing Order, any payments actually made to such trustee and such professionals after such occurrence or during such continuance (other than payments made out of pre-Filing Date retainers), under Section 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Permitted Professional Expenses amount on a dollar-for-dollar basis, and (z) for the avoidance of doubt, any payment actually made to such professionals prior to the occurrence and during the continuance of an Event of Default hereunder or a default under the Interim Financing Order or the Final Financing Order may be retained by such professionals and not reduce the Permitted Professional Expenses Amount;"

             (b) The definition of the term "Eligible Transferee" set forth in
Section 1.1 of the Loan Agreement is hereby amended by deleting clauses (e) and
(f) of such definition and inserting a new clause (e) therein to read as follows:

             "and (e) any other Person approved by Agent who can reasonably be expected to fulfill the obligations of a Lender hereunder as determined solely by Agent in its Permitted Discretion."

             (c) The definition of the term "Final Financing Order" set forth in
Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the first reference to the word "Agent" therein and inserting the word "Lenders" in lieu thereof and (ii) deleting each reference to the phrase "Agent, or behalf of the Required Lenders" therein and inserting the word "Lenders" in lieu thereof.

             (d) The definition of the term "Lender Group Expenses" set forth in
Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the phrase", provided, that, as between Agent's and each Lender's attorneys,
Agent's attorneys shall be primarily responsible for the actions described in this clause (h)" contained in the parenthetical set forth in clause (h) of such definition, (ii) deleting the phrase", provided, that, as between Agent's and each Lender's attorneys, Agent's attorneys shall be primarily responsible for the actions described in this clause (i)" contained in the first parenthetical set forth in clause (i) of such definition, and (iii) deleting the
parenthetical   clause "(including, without limitation, Starshak & Associates,
Inc.)" set forth in clause (b) of such definition.

             (e) A definition of the term "Majority Lenders" is hereby inserted in Section 1.1 of the Loan Agreement, in appropriate alphabetical order, to read in its entirety as follows:

             "MAJORITY LENDERS" means, at any time, Lenders whose Pro Rata Shares aggregate at least 66-2/3% of the Total Commitments, or if the Total Commitments have been terminated irrevocably, 66-2/3% of the Obligations then outstanding, provided that if, on the applicable date of determination, the Pro Rata Share of Foothill equals or exceeds 66-2/3%, Foothill shall not constitute the Majority Lender without being joined by one additional Lender unaffiliated with Foothill."

         3. DEFAULTING LENDERS. Section 2.3(c)(iii) of the Loan Agreement is hereby amended by deleting clause (y) thereof and inserting a new clause (y) therein to read as follows:

             "(y) the non-Defaulting Lenders and Agent shall have waived such Defaulting Lender's default in writing, or"

         4. MAKING OF ADVANCES. Section 2.3(c)(i) of the Loan Agreement is hereby amended by (a) deleting the phrase "not later than 12:00 p.m. (California time) on the Funding Date" set forth in the first sentence thereof and inserting the phrase "not later than 1:00 p.m. (California time) on the Business Day prior to the Funding Date" in lieu thereof, and (b) deleting the phrase "not later than 2:00 p.m. (California time) on the Funding Date" set forth in the second sentence thereof and inserting the phrase "not later than 10:00 a.m. (California time) on the Funding Date" in lieu thereof.

         5. AGENT ADVANCES. Section 2.3(e)(i) of the Loan Agreement is hereby amended by deleting the number "$2,000,000" therein and inserting the number "$1,000,000" in lieu thereof.

         6. OPTIONAL OVERADVANCES. Section 2.3(i) of the Loan Agreement is hereby amended by deleting each reference to the number "$2,000,000" therein and inserting the number "$1,000,000" in lieu thereof.

         7. DISTRIBUTIONS TO LENDERS. Section 2.4(b)(ii) of the Loan Agreement is hereby amended by inserting the phrase", but in any event within 2 Business Days," between the words "promptly" and "shall" set forth therein.

         8. PRE-PETITION LETTERS OF CREDIT. (a) Section 2.12 of the Loan Agreement is hereby amended by inserting a new sub-section (f) at the end of such Section to read as follows:

             "(f)   Schedule 2.12(f) hereto contains a description of all
     letters of credit issued and outstanding under the Existing Credit Agreement immediately prior to the Filing Date (the "PRE-PETITION LETTERS OF CREDIT"). On the Revolver Facility Effective Date, Citizens Bank of Connecticut, as a Lender, shall become an Issuing Lender under this Agreement solely with respect to the Pre-Petition Letters of Credit. Each Pre-Petition Letter of Credit, including any extensions or renewals thereof, shall constitute a "Letter of Credit" for all purposes of this Agreement issued on the Revolver Facility Effective Date."

             (b) The Loan Agreement is hereby amended by attaching Schedule 2.12(f) thereto to read as set forth in Annex II to this Amendment.

         9. FINAL FINANCING ORDER. (a) Section 3.2(a) of the Loan Agreement is hereby amended by deleting the phrase "Agent, on behalf of the Required Lenders," and inserting the word "Lenders" in lieu thereof.

             (b) Section 3.4(e) of the Loan Agreement is hereby amended by deleting each reference to the phrase "Agent, on behalf of the Required Lenders," and inserting the word "Lenders" in lieu thereof.

             (c) Section 3.5 of the Loan Agreement is hereby amended by deleting the phrase "Agent, on behalf of the Required Lenders" and inserting the word "Lenders" in lieu thereof.

             (d) Section 5.27(c) of the Loan Agreement is hereby amended by deleting the phrase "Agent, on behalf of the Required Lenders" and inserting the word "Lenders" in lieu thereof.

             (e) Section 7.24(a) of the Loan Agreement is hereby amended by deleting the phrase "Agent, on behalf of the Required Lenders, in its Permitted Discretion" and inserting the word "Lenders" in lieu thereof.

         10. FINANCIAL CONSULTANT. Section 6.17 of the Loan Agreement is hereby amended in its entirety to read as follows:

             "6.17 FINANCIAL CONSULTANT. (a) Within 45 days of the Revolver Facility Effective Date, retain Starshak & Associates, Inc. as a financial consultant to the Borrowers or (b) grant any financial consultant retained by the Agent to assist the Agent in monitoring the Collateral and the Loan Parties' operating performance access to each Loan Party's Books and properties as well as access to senior management of the Parent relating to the foregoing matters, in each case during normal business hours and upon reasonable prior notice."

         11. NOTICES. Section 12 of the Loan Agreement is hereby amended by inserting, immediately after the notice information of Agent's counsel, the notice information for the Additional Lenders to read as follows:

         If to Lenders
         (other than Foothill):   CITIZENS BANK OF CONNECTICUT
                                  53 State Street, 9th Floor
                                  Boston, Massachusetts 02109
                                  Attn: Anne R. Hemmer
                                  Fax No. 617-742-9471

         with copies to:          BINGHAM DANA LLP
                                  One State Street
                                  Hartford, Connecticut 06103
                                  Attn: Bruce C. Silvers, Esq.
                                  Fax No. 860-240-2800

         12. AMENDMENT AND WAIVERS. Section 15.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

             "15.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

         (i) no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Borrowers, do any of the following:

             (a) increase, reduce or extend any Commitment of any Lender,

             (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

             (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

             (d) change the percentage of the Commitments that is required to take any action hereunder,

             (e) amend, modify or waive this Section or any provision of the Agreement providing for consent or other action by all Lenders,

             (f) release Collateral other than as permitted by SECTION 16.12,

             (g) change the definition of "Required Lenders", "Majority Lenders" or "Pro Rata Share",

             (h) contractually subordinate any of the Agent's Liens,

             (i) release any Borrower or any Guarantor from any obligation for the payment of money,

             (j) change the definition of Borrowing Base or the definitions of Maximum Revolver Amount or Term Loan Amount,

             (k) modify, waive, release or subordinate the superpriority claim status of the Obligations (except as permitted in this Agreement and the Loan Documents), or

             (l) amend, modify or waive any of the provisions of Section 2.1,
Section 2.2, Sections 2.3(c), (e), (h) or (i), Section 2.4(a)(iii), Section 2.4(b), Section 2.5 or Section 16;

and (ii) no such waiver, amendment, or consent shall, unless in writing and signed by the Majority Lenders and Borrowers, do any of the following:

             (a) amend, modify or waive any of the provisions of Section 2.12,
Section 7.1(d), Section 14.1 and Section 15.2, or

             (b) amend, modify or waive any of the provisions of Section 7.20 (or any definition relative to financial terms used in such Section)."

         13. REPLACEMENT OF HOLDOUT LENDER. Section 15.2(b) of the Loan Agreement is hereby amended by inserting the phrase "in cash" immediately after the phrase "being repaid its share of the outstanding Obligations" set forth in the first sentence thereof.

         14. AGENT AS PARTY IN INTEREST. Section 17.10 of the Loan Agreement is hereby amended by inserting a new sentence at the end thereof to read as follows:

             "For the avoidance of doubt, nothing contained in this Section
     17.10 shall be deemed to modify, limit, restrict or waive any right that the Existing Lender or any other financial institution party to the Existing Credit Agreement may have in the Chapter 11 Cases in respect of the Pre-Petition Obligations and the Cash Collateral Order."

         15. ADDITIONAL LENDERS: REVOLVER COMMITMENTS. (a) On and as of the Amendment Effective Date, the Continuing Lender and the Additional Lenders will have a Revolver Commitment, and the Continuing Lender shall sell and assign and the Additional Lenders shall purchase and assume, at the principal amount thereof, such interests in the Term Loan outstanding on such date, in each case as shall be necessary in order that, after giving effect to all such allocations, assignments and purchases, the Commitments will be as set forth in Annex I to this Amendment, and the Commitments, Advances and Letter of Credit Usage and Term Loan will be held by the Lenders ratably in accordance with their Pro Rata Shares in the Commitments as set forth in Annex I to this Amendment. Such sales, assignments and purchases shall be without recourse, representation or warranty, except that (i) the Continuing Lender represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any adverse claim and (ii) paragraphs 3 and 4 of Exhibit A-1 to the Loan Agreement is hereby incorporated by reference as if set forth herein and the Continuing Lender shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and each Additional Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs. Notwithstanding the terms of Section 14.1(a) of the Loan Agreement, no processing fee shall be charged by the Agent in connection with the sales, assignments and purchases described in this paragraph (a).

             (b) On the Amendment Effective Date, (i) each Additional Lender shall pay the purchase price for the Term Loan purchased by it pursuant to paragraph (a) of this Section 11 by wire transfer of immediately available funds to the Agent, not later than 11:00 a.m. (California time) on such date, and (ii) the Agent shall promptly pay to the Continuing Lender the purchase price for the Term Loan sold by it pursuant to paragraph (a) of this Section 11, out of the amounts received by it pursuant to clause (i) of this paragraph (b), by wire transfer of immediately available funds to an account designated by the Continuing Lender.

             (c) Borrowers hereby consent to the addition of the Additional Lenders, to the allocation of the Revolver Commitments and to the sales, assignments and purchases provided for in paragraphs (a) and (b) of this Section 11 and agree that the Additional Lenders shall have all of the rights of a Lender under the Loan Agreement with respect to the Commitments provided by it and the interests purchased by it pursuant to such paragraphs.

Commencing on the Amendment Effective Date, each of the Additional Lenders hereby agrees that it will be a party to the Loan Agreement, will be bound by the terms and conditions of the Loan Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Loan Agreement and the Loan Documents.


         16. SCHEDULE C-1; SCHEDULE 2.7(a). (a) Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as set forth in the Annex I to this Amendment.

             (b) Schedule 2.7(a) to the Loan Agreement is hereby amended in its entirety to read as set forth in the Annex III to this Amendment.

         17. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "AMENDMENT EFFECTIVE DATE"):

             (a) REPRESENTATIONS AND WARRANTIES: NO EVENT OF DEFAULT. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

             (b) DELIVERY OF DOCUMENTS. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                  (i) counterparts of this Amendment, duly executed by the Borrowers and the Lenders; and

                  (ii) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

             (c) PROCEEDINGS. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

        18. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represent and warrant as follows:

                (a) Except as previously disclosed in writing to the Agent: (i) the representations and warranties made by such Borrower herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders on or prior to the Amendment Effective Date shall be correct and accurate on and as of the Amendment Effective Date as though made on and as of such date; and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                (b) Each of the Borrowers (i) is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

                (c) The execution, delivery and performance by each Borrower of this Amendment, and the performance by each such Borrower of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

                (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment, or for the performance of the Loan Agreement, as amended hereby.

                (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which such Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

        19. CONTINUED EFFECTIVENESS OF THE LOAN AGREEMENT. (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof",

"thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

                (b) The Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by the Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

        20. COSTS AND EXPENSES. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Lender Group (including, without limitation, the reasonable fees and service charges of counsel to any member of the Lender Group) in connection with this Amendment.

        21. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York except to the extent governed by the Bankruptcy Code.

        22. THE BORROWERS, LENDERS AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

              [Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        DAIRY MART CONVENIENCE STORES, INC.
                                        a Delaware Corporation, as a Borrower


                                        By: /s/ Gregg R. Budoi
                                            ----------------------------------
                                            Title: Chief Financial Officer


                                        THE LAWSON COMPANY,
                                        a Delaware corporation, as a Borrower


                                        By: /s/ Gregg R. Budoi
                                            ----------------------------------
                                            Title: Chief Financial Officer


                                        QUIK SHOPS, INC.
                                        an Ohio corporation, as a Borrower


                                        By: /s/ Gregg R. Budoi
                                            ----------------------------------
                                            Title: Chief Financial Officer


                                        CONVENIENT INDUSTRIES OF AMERICA, INC.,
                                        a Kentucky corporation, as a Borrower


                                        By: /s/ Gregg R. Budoi
                                            ----------------------------------
                                            Title: Chief Financial Officer

                                        FOOTHILL CAPITAL CORPORATION,
                                        as Agent and as the Continuing Lender


                                        By: /s/ Xavier Gannon
                                            ----------------------------------
                                            Name: Xavier Gannon
                                            Title: Vice President


                                        CITIZENS BANK OF CONNECTICUT,
                                        as an Additional Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK,
                                        as an Additional Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        PROVIDENT BANK,
                                        as an Additional Lender

                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        FOOTHILL CAPITAL CORPORATION,
                                        as Agent and as the Continuing Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        CITIZENS BANK OF CONNECTICUT,
                                        as an Additional Lender


                                        By: /s/ Patrick C. Joyce
                                            ----------------------------------
                                            Name: Patrick C. Joyce
                                            Title: Vice President


                                        NATIONAL CITY BANK,
                                        as an Additional Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        PROVIDENT BANK,
                                        as an Additional Lender

                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        FOOTHILL CAPITAL CORPORATION,
                                        as Agent and as the Continuing Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        CITIZENS BANK OF CONNECTICUT,
                                        as an Additional Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK,
                                        as an Additional Lender


                                        By: /s/ Joseph E. Manley, V.P.
                                            ----------------------------------
                                            Name: Joseph E. Manley
                                            Title: Vice President


                                        PROVIDENT BANK,
                                        as an Additional Lender

                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        FOOTHILL CAPITAL CORPORATION,
                                        as Agent and as the Continuing Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        CITIZENS BANK OF CONNECTICUT,
                                        as an Additional Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK,
                                        as an Additional Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        PROVIDENT BANK,
                                        as an Additional Lender

                                        By: /s/ Stephen P. Wood
                                            ----------------------------------
                                            Name: Stephen P. Wood
                                            Title: Senior Vice President




                                      12